UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-03101

CALVERT MANAGEMENT SERIES

(Exact Name of Registrant as Specified in Charter)

1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009

(Address of Principal Executive Offices)

Deidre E. Walsh

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(202) 238-2200

(Registrant’s Telephone Number)

September 30

Date of Fiscal Year End

September 30, 2022

Date of Reporting Period

Item 1. Reports to Stockholders

Calvert
Floating-Rate Advantage Fund
Annual Report
September 30, 2022

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.
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Annual Report September 30, 2022
Calvert
Floating-Rate Advantage Fund

Calvert
Floating-Rate Advantage Fund
September 30, 2022
Management's Discussion of Fund Performance†

Economic and Market Conditions
Amid increasing global concerns about inflation and rising interest rates, compounded by the negative effects of Russia’s invasion of Ukraine, senior loans displayed their value as a portfolio diversifier by outperforming most U.S. fixed-income asset classes during the 12-month period ended September 30, 2022.
Although returns for the Morningstar® LSTA® US Leveraged Loan IndexSM (the Index), a broad measure of the asset class, were negative at -2.53% during the period, senior loans outperformed corporate bonds, corporate high yield bonds, municipal bonds, and U.S. government bonds — and outperformed the broad equity market S&P 500® Index as well.
For senior loan investors, the period consisted of two distinct parts. From October 2021 through January 2022 the asset class generally rallied — except for a pause in November 2021 when a new COVID-19 variant caused equity and fixed-income prices to plummet worldwide. During this period, senior loans offered attractive spreads versus other asset classes.
The ongoing rollout of vaccines, the reopening of U.S. businesses, and comparatively low yields in other fixed-income asset classes all provided tailwinds for senior loans. Technical factors also bolstered loan performance as institutional demand for collateralized loan obligations (CLOs) was strong. Reflecting investors’ increased appetite for risk, lower rated loans generally outperformed higher rated issues during this time.
In February 2022, however, the economic impact of Russia’s invasion of Ukraine became a tipping point for loan performance. While the U.S. Federal Reserve’s (the Fed’s) projection of multiple rate increases in 2022 was generally viewed as a positive sign for floating-rate loans, investors began to worry about the negative effects of supply-chain disruptions, higher commodity and labor expenses, rising debt service costs on loan issuers, and the potential for a recession in both the U.S. and global economies.
Manifesting investor concerns, higher quality loans began to outperform lower quality loans. Loan prices, which had risen earlier in the period, declined each month from February through June. After enjoying a brief summer rally in July and August on the hope that inflation and recession fears were subsiding, loan prices resumed their downward slide in September. While mutual fund inflows for the asset class continued through April, flows turned negative in May and remained negative for the rest of the period — although CLO demand from institutional investors stayed positive throughout the period. By period-end, loan prices had fallen to $92.16 from $98.60 at the start of the period.
One remaining bright spot, however, was issuer fundamentals. While the trailing 12-month default rate inched higher — from 0.35% at the beginning of the period to 0.90% at period-end — it remained well below the market’s long-term average of 3.20%.
For the period as a whole, higher quality loans outperformed lower quality issues, with BBB-, BB-, B-, CCC- and D-rated (defaulted) loans within the Index returning 0.53%, -0.23%, -2.94%, -10.05%, and -30.79%, respectively.
Fund Performance
For the 12-month period ended September 30, 2022, Calvert Floating-Rate Advantage Fund (the Fund) returned -5.37% for Class A shares at net asset value (NAV), underperforming its benchmark, the Morningstar® LSTA® US Leveraged Loan IndexSM (the Index), which returned -2.53%.
The Index is unmanaged and returns do not reflect the effect of any applicable sales charges, commissions, expenses, or leverage.
The Fund’s use of investment leverage, which is not employed by the Index, detracted from performance relative to the Index during the period. The Fund uses leverage to achieve additional exposure to the loan market, which tends to magnify exposure to the Fund’s underlying investments in both up and down markets. During a period when loan prices generally fell, leverage magnified the decline in value of the Fund’s underlying holdings.
The Fund’s exposure to secured high yield bonds also hurt performance versus the Index, as high yield bonds generally underperformed floating-rate loans during the period.
The Fund’s avoidance of the oil & gas industry detracted from relative performance as well. The combination of increased energy demand from the reopening of the global economy and tightening supplies as a result of Russia’s invasion of Ukraine caused energy prices to soar, making oil & gas one of the strongest performing industries within the Index during the period.
In terms of loan selections, a top individual detractor from relative performance was an overweight position in a defaulted loan issuer in the commercial services & supplies industry.
In contrast, the Fund’s underweight positions in loans rated CCC and below contributed to performance versus the Index, as CCC- and D-rated (defaulted) loans were the worst-performing credit-rating categories within the Index during the period.
Loan selections in the containers & glass industry helped relative performance as well. A top individual contributor to returns versus the Index was a loan in this industry that rebounded in price after falling in value during the Fund’s previous fiscal year.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.

Calvert
Floating-Rate Advantage Fund
September 30, 2022
Management's Discussion of Fund Performance† — continued

Elsewhere in the Fund, an underweight exposure to a struggling health care company and avoiding an underperforming software firm represented within the Index contributed to Fund performance versus the Index during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.

Calvert
Floating-Rate Advantage Fund
September 30, 2022
Performance

Portfolio Manager(s) Catherine C. McDermott and Andrew N. Sveen, CFA each of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	10/10/2017	10/10/2017	(5.37)%	—%	1.17%
Class A with 3.25% Maximum Sales Charge	—	—	(8.45)	—	0.49
Class I at NAV	10/10/2017	10/10/2017	(5.14)	—	1.39
Class R6 at NAV	10/10/2017	10/10/2017	(5.15)	—	1.38

Morningstar ® LSTA® US Leveraged Loan IndexSM	—	—	(2.53)%	2.98%	2.95%

% Total Annual Operating Expense Ratios[3]	Class A	Class I	Class R6
Gross	1.52%	1.27%	1.20%
Net	1.33	1.08	1.09

% Total Leverage[4]
Borrowings	23.96%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I, at minimum investment	$1,000,000	10/10/2017	$1,070,917	N.A.
Class R6, at minimum investment	$5,000,000	10/10/2017	$5,353,300	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.

Calvert
Floating-Rate Advantage Fund
September 30, 2022
Fund Profile

Credit Quality (% of bond and loan holdings)[1]
Top 10 Sectors (% of total investments)[2]
Software	20.2%
Health Care Providers & Services	6.1
Machinery	5.8
Capital Markets	3.7
Chemicals	3.2
IT Services	3.2
Health Care Technology	3.2
Trading Companies & Distributors	2.9
Diversified Telecommunication Services	2.8
Insurance	2.6
Total	53.7%

Footnotes:
[1]	Credit ratings are categorized using S&P Global Ratings (“S&P”). Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by S&P.
[2]	Excludes cash and cash equivalents.

Calvert
Floating-Rate Advantage Fund
September 30, 2022
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Morningstar® LSTA® US Leveraged Loan IndexSM is an unmanaged index of the institutional leveraged loan market. Morningstar® LSTA® Leveraged Loan indices are a product of Morningstar, Inc. (“Morningstar”) and have been licensed for use. Morningstar® is a registered trademark of Morningstar licensed for certain use. Loan Syndications and Trading Association® and LSTA® are trademarks of the LSTA licensed for certain use by Morningstar, and further sublicensed by Morningstar for certain use. Neither Morningstar nor LSTA guarantees the accuracy and/or completeness of the Morningstar® LSTA® US Leveraged Loan IndexSM or any data included therein, and shall have no liability for any errors, omissions, or interruptions therein. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index. Prior to August 29, 2022, the index name was S&P/LSTA Leveraged Loan Index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’s inception, as applicable. Due to rounding, total returns of less than 0.005% may show as 0.00%.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/23. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
[4]	Total leverage is shown as a percentage of the Fund’s aggregate net assets plus borrowings outstanding. The Fund employs leverage through borrowings. Use of leverage creates an opportunity for income, but creates risks including greater volatility of NAV. The cost of borrowings rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its borrowings and may be required to reduce its borrowings at an inopportune time.
Fund profile subject to change due to active management.

Additional Information
S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices.

Calvert
Floating-Rate Advantage Fund
September 30, 2022
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2022 to September 30, 2022).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (4/1/22)	Ending Account Value (9/30/22)	Expenses Paid During Period* (4/1/22 – 9/30/22)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$ 947.50	$9.57 **	1.96%
Class I	$1,000.00	$ 948.50	$8.25 **	1.69%
Class R6	$1,000.00	$ 948.50	$8.25 **	1.69%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,015.24	$9.90 **	1.96%
Class I	$1,000.00	$1,016.60	$8.54 **	1.69%
Class R6	$1,000.00	$1,016.60	$8.54 **	1.69%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2022.
**	Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.

Calvert
Floating-Rate Advantage Fund
September 30, 2022
Schedule of Investments

Common Stocks — 0.1%

Security	Shares	Value
Containers & Packaging — 0.1%
LG Newco Holdco, Inc.(1)(2)	6,015	$ 83,207
		$ 83,207
Professional Services — 0.0%(3)
Skillsoft Corp.(1)(2)	5,981	$ 10,945
		$ 10,945
Total Common Stocks (identified cost $68,832)		$ 94,152

Corporate Bonds — 7.3%

Security	Principal Amount (000's omitted)	Value
Air Transport — 0.7%
Air Canada, 3.875%, 8/15/26(4)	$125	$ 107,500
American Airlines, Inc./AAdvantage Loyalty IP, Ltd.:
5.50%, 4/20/26(4)	250	235,209
5.75%, 4/20/29(4)	200	174,855
Delta Air Lines, Inc., 7.00%, 5/1/25(4)	50	50,376
Delta Air Lines, Inc./SkyMiles IP, Ltd., 4.75%, 10/20/28(4)	100	93,272
		$ 661,212
Automotive — 0.2%
Clarios Global, L.P., 6.75%, 5/15/25(4)	$22	$ 21,566
Clarios Global, L.P./Clarios U.S. Finance Co., 6.25%, 5/15/26(4)	22	21,040
Tenneco, Inc., 5.125%, 4/15/29(4)	150	148,805
		$ 191,411
Broadcasting — 0.0%(3)
Diamond Sports Group, LLC/Diamond Sports Finance Co., 5.375%, 8/15/26(4)	$125	$ 25,038
		$ 25,038
Building and Development — 1.1%
American Builders & Contractors Supply Co., Inc., 4.00%, 1/15/28(4)	$1,025	$ 898,095
Cushman & Wakefield US Borrower, LLC, 6.75%, 5/15/28(4)	50	46,489
Park Intermediate Holdings, LLC/PK Domestic Property, LLC/PK Finance Co-Issuer, 5.875%, 10/1/28(4)	100	85,801
		$ 1,030,385
Business Equipment and Services — 0.5%
Corelogic, Inc., 4.50%, 5/1/28(4)	$75	$ 51,110
Security	Principal Amount (000's omitted)	Value
Business Equipment and Services (continued)
Garda World Security Corp., 4.625%, 2/15/27(4)	$75	$ 64,486
Prime Security Services Borrower, LLC/Prime Finance, Inc., 5.75%, 4/15/26(4)	75	70,676
WASH Multifamily Acquisition, Inc., 5.75%, 4/15/26(4)	350	323,090
		$ 509,362
Cable and Satellite Television — 0.1%
Virgin Media Secured Finance PLC, 4.50%, 8/15/30(4)	$75	$ 58,667
		$ 58,667
Chemicals and Plastics — 0.1%
Olympus Water US Holding Corp., 4.25%, 10/1/28(4)	$125	$ 96,288
		$ 96,288
Containers and Glass Products — 0.1%
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC, 4.00%, 10/15/27(4)	$75	$ 63,030
		$ 63,030
Cosmetics/Toiletries — 0.0%(3)
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc., 5.00%, 12/31/26(4)	$25	$ 21,969
		$ 21,969
Drugs — 0.5%
Jazz Securities DAC, 4.375%, 1/15/29(4)	$550	$ 476,278
		$ 476,278
Ecological Services and Equipment — 0.6%
GFL Environmental, Inc., 4.25%, 6/1/25(4)	$75	$ 70,493
Madison IAQ, LLC, 4.125%, 6/30/28(4)	650	523,041
		$ 593,534
Electronics/Electrical — 0.7%
CommScope, Inc., 4.75%, 9/1/29(4)	$300	$ 245,265
Imola Merger Corp., 4.75%, 5/15/29(4)	300	253,806
LogMeIn, Inc., 5.50%, 9/1/27(4)	275	169,259
		$ 668,330
Financial Intermediaries — 0.3%
AG Issuer, LLC, 6.25%, 3/1/28(4)	$225	$ 194,960
AG TTMT Escrow Issuer, LLC, 8.625%, 9/30/27(4)	50	47,058
NFP Corp., 7.50%, 10/1/30(4)	50	47,509
		$ 289,527

See Notes to Financial Statements.

Calvert
Floating-Rate Advantage Fund
September 30, 2022
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Health Care — 0.3%
Mozart Debt Merger Sub, Inc., 3.875%, 4/1/29(4)	$325	$ 261,087
RP Escrow Issuer, LLC, 5.25%, 12/15/25(4)	25	20,694
		$ 281,781
Industrial Equipment — 0.2%
Clydesdale Acquisition Holdings, Inc., 6.625%, 4/15/29(4)	$25	$ 22,800
Pactiv Evergreen Group Issuer, LLC/Pactiv Evergreen Group Issuer, Inc., 4.375%, 10/15/28(4)	150	124,323
Vertical US Newco, Inc., 5.25%, 7/15/27(4)	50	42,630
		$ 189,753
Leisure Goods/Activities/Movies — 0.0%(3)
Six Flags Theme Parks, Inc., 7.00%, 7/1/25(4)	$13	$ 13,014
		$ 13,014
Media — 0.0%(3)
iHeartCommunications, Inc.:
4.75%, 1/15/28(4)	$25	$ 20,870
5.25%, 8/15/27(4)	25	21,407
		$ 42,277
Radio and Television — 0.3%
Univision Communications, Inc.:
4.50%, 5/1/29(4)	$150	$ 122,660
7.375%, 6/30/30(4)	125	119,569
		$ 242,229
Retailers (Except Food and Drug) — 0.0%(3)
PetSmart, Inc./PetSmart Finance Corp., 4.75%, 2/15/28(4)	$25	$ 21,446
		$ 21,446
Technology — 0.6%
Boxer Parent Co., Inc., 7.125%, 10/2/25(4)	$50	$ 49,059
Central Parent, Inc. / Central Merger Sub, Inc., 7.25%, 6/15/29(4)	200	190,560
Clarivate Science Holdings Corp., 3.875%, 7/1/28(4)	200	165,410
Veritas US, Inc./Veritas Bermuda, Ltd., 7.50%, 9/1/25(4)	200	153,460
		$ 558,489
Telecommunications — 1.0%
Arches Buyer, Inc., 4.25%, 6/1/28(4)	$125	$ 97,773
Lumen Technologies, Inc., 4.00%, 2/15/27(4)	875	736,727
Security	Principal Amount (000's omitted)	Value
Telecommunications (continued)
Vmed O2 UK Financing I PLC, 4.25%, 1/31/31(4)	$125	$ 95,000
		$ 929,500
Total Corporate Bonds (identified cost $8,321,099)		$ 6,963,520

Exchange-Traded Funds — 1.0%

Security	Shares	Value
Equity Funds — 1.0%
SPDR Blackstone Senior Loan ETF	22,750	$ 929,792
Total Exchange-Traded Funds (identified cost $1,045,348)		$ 929,792

Preferred Stocks — 0.1%

Security	Shares	Value
Containers & Packaging — 0.1%
LG Newco Holdco, Inc.(1)(2)	910	$ 112,138
Total Preferred Stocks (identified cost $47,767)		$ 112,138

Senior Floating Rate Loans — 114.9%(5)

Borrower/Description	Principal Amount (000's omitted)	Value
Aerospace and Defense — 1.7%
Dynasty Acquisition Co., Inc.:
Term Loan, 6.615%, (1 mo. USD LIBOR + 3.50%), 4/6/26	$513	$ 474,836
Term Loan, 6.615%, (1 mo. USD LIBOR + 3.50%), 4/6/26	277	255,656
WP CPP Holdings, LLC, Term Loan, 6.56%, (3 mo. USD LIBOR + 3.75%), 4/30/25	929	834,370
		$ 1,564,862
Airlines — 1.0%
American Airlines, Inc., Term Loan, 7.46%, (3 mo. USD LIBOR + 4.75%), 4/20/28	$975	$ 947,172
		$ 947,172
Auto Components — 2.9%
American Axle and Manufacturing, Inc., Term Loan, 5.06%, (USD LIBOR + 2.25%), 4/6/24(6)	$315	$ 309,677
Chassix, Inc., Term Loan, 7.858%, (USD LIBOR + 5.50%), 11/15/23(6)	640	588,729

See Notes to Financial Statements.

Calvert
Floating-Rate Advantage Fund
September 30, 2022
Schedule of Investments — continued

Borrower/Description	Principal Amount (000's omitted)	Value
Auto Components (continued)
Clarios Global, L.P., Term Loan, 6.365%, (1 mo. USD LIBOR + 3.25%), 4/30/26	$684	$ 649,330
DexKo Global, Inc., Term Loan, 7.424%, (3 mo. USD LIBOR + 3.75%), 10/4/28	174	160,259
LTI Holdings, Inc., Term Loan, 6.365%, (1 mo. USD LIBOR + 3.25%), 9/6/25	244	226,396
Tenneco, Inc., Term Loan, 6.115%, (1 mo. USD LIBOR + 3.00%), 10/1/25	490	482,475
Truck Hero, Inc., Term Loan, 6.615%, (1 mo. USD LIBOR + 3.50%), 1/31/28	293	256,194
Wheel Pros, LLC, Term Loan, 7.552%, (1 mo. USD LIBOR + 4.50%), 5/11/28	148	110,301
		$ 2,783,361
Automobiles — 0.1%
MajorDrive Holdings IV, LLC, Term Loan, 7.125%, (3 mo. USD LIBOR + 4.00%), 6/1/28	$99	$ 91,097
		$ 91,097
Beverages — 0.2%
Triton Water Holdings, Inc., Term Loan, 7.174%, (3 mo. USD LIBOR + 3.50%), 3/31/28	$220	$ 197,565
		$ 197,565
Biotechnology — 0.5%
Alltech, Inc., Term Loan, 7.115%, (1 mo. USD LIBOR + 4.00%), 10/13/28	$496	$ 477,020
		$ 477,020
Building Products — 2.2%
ACProducts, Inc., Term Loan, 7.325%, (USD LIBOR + 4.25%), 5/17/28(6)	$296	$ 218,908
CP Atlas Buyer, Inc., Term Loan, 6.615%, (1 mo. USD LIBOR + 3.50%), 11/23/27	416	364,567
CPG International, Inc., Term Loan, 4.092%, (SOFR + 2.50%), 4/28/29	200	195,500
Ingersoll-Rand Services Company, Term Loan, 4.884%, (SOFR + 1.75%), 3/1/27	98	94,900
LHS Borrower, LLC, Term Loan, 7.884%, (SOFR + 4.75%), 2/16/29	299	244,024
MI Windows and Doors, LLC, Term Loan, 6.634%, (SOFR + 3.50%), 12/18/27	785	766,231
Standard Industries, Inc., Term Loan, 6.675%, (6 mo. USD LIBOR + 2.50%), 9/22/28	221	215,483
		$ 2,099,613
Borrower/Description	Principal Amount (000's omitted)	Value
Capital Markets — 4.7%
Advisor Group, Inc., Term Loan, 7.615%, (1 mo. USD LIBOR + 4.50%), 7/31/26	$563	$ 535,871
AllSpring Buyer LLC, Term Loan, 6.688%, (3 mo. USD LIBOR + 3.00%), 11/1/28	265	257,627
Aretec Group, Inc., Term Loan, 7.384%, (SOFR + 4.25%), 10/1/25	484	468,944
Brookfield Property REIT, Inc., Term Loan, 5.609%, (SOFR + 2.50%), 8/27/25	190	183,841
Clipper Acquisitions Corp., Term Loan, 4.383%, (1 mo. USD LIBOR + 1.75%), 3/3/28	222	213,591
Edelman Financial Center, LLC, Term Loan, 6.615%, (1 mo. USD LIBOR + 3.50%), 4/7/28	592	544,730
FinCo I, LLC, Term Loan, 5.615%, (1 mo. USD LIBOR + 2.50%), 6/27/25	569	565,279
Focus Financial Partners, LLC:
Term Loan, 5.115%, (1 mo. USD LIBOR + 2.00%), 7/3/24	171	166,901
Term Loan, 5.615%, (1 mo. USD LIBOR + 2.50%), 6/30/28	173	167,750
HighTower Holdings LLC, Term Loan, 6.732%, (3 mo. USD LIBOR + 4.00%), 4/21/28	496	462,124
Mariner Wealth Advisors, LLC:
Term Loan, 7.065%, (SOFR + 3.25%), 8/18/28	52	49,484
Term Loan, 7.065%, (SOFR + 3.25%), 8/18/28	544	519,733
Victory Capital Holdings, Inc.:
Term Loan, 4.543%, (3 mo. USD LIBOR + 2.25%), 7/1/26	245	237,561
Term Loan, 5.384%, (SOFR + 2.25%), 12/29/28	93	89,573
		$ 4,463,009
Chemicals — 4.2%
CPC Acquisition Corp., Term Loan, 7.424%, (3 mo. USD LIBOR + 3.75%), 12/29/27	$369	$ 289,805
Groupe Solmax, Inc., Term Loan, 8.392%, (3 mo. USD LIBOR + 4.75%), 5/29/28	396	354,658
LSF11 Skyscraper Holdco S.a.r.l., Term Loan, 7.174%, (3 mo. USD LIBOR + 3.50%), 9/29/27	296	282,229
Messer Industries GmbH, Term Loan, 6.174%, (3 mo. USD LIBOR + 2.50%), 3/2/26	425	408,043
Momentive Performance Materials, Inc., Term Loan, 6.37%, (1 mo. USD LIBOR + 3.25%), 5/15/24	339	328,889
Olympus Water US Holding Corp., Term Loan, 7.438%, (3 mo. USD LIBOR + 3.75%), 11/9/28	496	453,759
Rohm Holding GmbH, Term Loan, 8.121%, (6 mo. USD LIBOR + 4.75%), 7/31/26	640	505,782
Starfruit Finco B.V., Term Loan, 5.865%, (1 mo. USD LIBOR + 2.75%), 10/1/25	383	359,854
W.R. Grace & Co. Conn., Term Loan, 7.438%, (3 mo. USD LIBOR + 3.75%), 9/22/28	1,017	958,817
		$ 3,941,836

See Notes to Financial Statements.

Calvert
Floating-Rate Advantage Fund
September 30, 2022
Schedule of Investments — continued

Borrower/Description	Principal Amount (000's omitted)	Value
Commercial Services & Supplies — 2.4%
Clean Harbors, Inc., Term Loan, 5.115%, (1 mo. USD LIBOR + 2.00%), 10/8/28	$99	$ 98,778
GFL Environmental, Inc., Term Loan, 5.806%, (3 mo. USD LIBOR + 3.00%), 5/30/25	702	695,387
LABL, Inc., Term Loan, 8.115%, (1 mo. USD LIBOR + 5.00%), 10/29/28	149	135,067
Phoenix Services International, LLC:
Term Loan, 4/29/23(7)	92	92,027
Term Loan, 6.25%, (USD Prime + 2.75%), 3/1/25	487	99,549
Prime Security Services Borrower, LLC, Term Loan, 5.303%, (USD LIBOR + 2.75%), 9/23/26(6)	350	339,345
Tempo Acquisition LLC, Term Loan, 6.034%, (SOFR + 3.00%), 8/31/28	686	670,093
Werner FinCo L.P., Term Loan, 7.674%, (3 mo. USD LIBOR + 4.00%), 7/24/24	190	171,429
		$ 2,301,675
Construction & Engineering — 1.7%
Aegion Corporation, Term Loan, 7.865%, (1 mo. USD LIBOR + 4.75%), 5/17/28	$371	$ 342,478
American Residential Services, LLC, Term Loan, 7.174%, (3 mo. USD LIBOR + 3.50%), 10/15/27	741	710,955
Northstar Group Services, Inc., Term Loan, 8.615%, (1 mo. USD LIBOR + 5.50%), 11/12/26	143	140,521
USIC Holdings, Inc., Term Loan, 6.615%, (1 mo. USD LIBOR + 3.50%), 5/12/28	490	460,651
		$ 1,654,605
Containers & Packaging — 1.0%
Clydesdale Acquisition Holdings, Inc, Term Loan, 7.309%, (SOFR + 4.175%), 4/13/29	$125	$ 117,963
Pregis TopCo Corporation, Term Loan, 6.806%, (3 mo. USD LIBOR + 4.00%), 7/31/26	392	374,452
Pretium PKG Holdings, Inc., Term Loan, 6.502%, (USD LIBOR + 4.00%), 10/2/28(6)	124	112,277
Proampac PG Borrower, LLC, Term Loan, 6.349%, (USD LIBOR + 3.75%), 11/3/25(6)	345	323,595
		$ 928,287
Distributors — 0.7%
Autokiniton US Holdings, Inc., Term Loan, 7.185%, (1 mo. USD LIBOR + 4.50%), 4/6/28	$741	$ 684,152
		$ 684,152
Diversified Consumer Services — 1.0%
Ascend Learning, LLC, Term Loan, 6.615%, (1 mo. USD LIBOR + 3.50%), 12/11/28	$645	$ 597,144
Borrower/Description	Principal Amount (000's omitted)	Value
Diversified Consumer Services (continued)
KUEHG Corp., Term Loan, 6.865%, (1 mo. USD LIBOR + 3.75%), 2/21/25	$260	$ 245,903
Sotheby's, Term Loan, 7.012%, (3 mo. USD LIBOR + 4.50%), 1/15/27	136	132,133
		$ 975,180
Diversified Telecommunication Services — 3.6%
CenturyLink, Inc., Term Loan, 5.365%, (1 mo. USD LIBOR + 2.25%), 3/15/27	$949	$ 865,713
Level 3 Financing, Inc., Term Loan, 4.865%, (1 mo. USD LIBOR + 1.75%), 3/1/27	340	323,757
Telenet Financing USD, LLC, Term Loan, 4.818%, (1 mo. USD LIBOR + 2.00%), 4/30/28	275	262,625
UPC Financing Partnership, Term Loan, 5.743%, (1 mo. USD LIBOR + 2.925, 1/31/29	475	454,813
Virgin Media Bristol, LLC:
Term Loan, 5.318%, (1 mo. USD LIBOR + 2.50%), 1/31/28	600	574,000
Term Loan, 6.068%, (1 mo. USD LIBOR + 3.25%), 1/31/29	325	315,482
Zayo Group Holdings, Inc., Term Loan, 6.115%, (1 mo. USD LIBOR + 3.00%), 3/9/27	181	152,011
Ziggo Financing Partnership, Term Loan, 5.318%, (1 mo. USD LIBOR + 2.50%), 4/30/28	450	429,669
		$ 3,378,070
Electrical Equipment — 0.2%
II-VI Incorporated, Term Loan, 5.314%, (1 mo. USD LIBOR + 2.75%), 7/2/29	$225	$ 218,437
		$ 218,437
Electronic Equipment, Instruments & Components — 0.3%
CPI International, Inc., Term Loan, 6.615%, (1 mo. USD LIBOR + 3.50%), 7/26/24	$112	$ 110,721
Robertshaw US Holding Corp., Term Loan, 6.625%, (1 mo. USD LIBOR + 3.50%), 2/28/25	209	175,609
		$ 286,330
Entertainment — 2.9%
Alchemy Copyrights, LLC, Term Loan, 5.564%, (1 mo. USD LIBOR + 3.00%), 3/10/28	$343	$ 335,297
AMC Entertainment Holdings, Inc., Term Loan, 5.756%, (1 mo. USD LIBOR + 3.00%), 4/22/26	484	380,372
Crown Finance US, Inc.:
Term Loan, 10.076%, (6 mo. USD LIBOR + 8.25%), 2/28/25	44	47,204
Term Loan, 12.783%, (SOFR + 10.00%), 9/8/23	125	127,218
Term Loan, 15.25%, (7.00% cash, 8.25% PIK), 5/23/24(8)	59	70,768

See Notes to Financial Statements.

Calvert
Floating-Rate Advantage Fund
September 30, 2022
Schedule of Investments — continued

Borrower/Description	Principal Amount (000's omitted)	Value
Entertainment (continued)
Crown Finance US, Inc.: (continued)
Term Loan, 9/7/23(7)	$10	$ 10,691
Delta 2 (LUX) S.a.r.l., Term Loan, 5.615%, (1 mo. USD LIBOR + 2.50%), 2/1/24	1,375	1,363,706
Renaissance Holding Corp., Term Loan, 6.365%, (1 mo. USD LIBOR + 3.25%), 5/30/25	474	451,379
		$ 2,786,635
Food & Staples Retailing — 0.2%
US Foods, Inc., Term Loan, 5.115%, (1 mo. USD LIBOR + 2.00%), 9/13/26	$145	$ 141,666
		$ 141,666
Food Products — 1.1%
H Food Holdings, LLC, Term Loan, 8.115%, (1 mo. USD LIBOR + 5.00%), 5/23/25	$49	$ 41,411
Monogram Food Solutions, LLC, Term Loan, 7.125%, (1 mo. USD LIBOR + 4.00%), 8/28/28	99	95,776
Nomad Foods Europe Midco Limited, Term Loan, 5.155%, (3 mo. USD LIBOR + 2.25%), 5/15/24	291	281,073
Sovos Brands Intermediate, Inc., Term Loan, 6.615%, (1 mo. USD LIBOR + 3.50%), 6/8/28	690	659,657
		$ 1,077,917
Health Care — 0.2%
Envision Healthcare Corporation, 6.83%, (SOFR + 4.25%), 3/31/27	$398	$ 182,375
		$ 182,375
Health Care Equipment & Supplies — 2.5%
Bayou Intermediate II, LLC, Term Loan, 7.302%, (3 mo. USD LIBOR + 4.50%), 8/2/28	$347	$ 330,875
CryoLife, Inc., Term Loan, 7.174%, (3 mo. USD LIBOR + 3.50%), 6/1/27	538	510,058
Gloves Buyer, Inc., Term Loan, 7.115%, (1 mo. USD LIBOR + 4.00%), 12/29/27	667	613,351
Journey Personal Care Corp., Term Loan, 7.924%, (3 mo. USD LIBOR + 4.25%), 3/1/28	494	320,526
Medline Borrower, L.P., Term Loan, 6.365%, (1 mo. USD LIBOR + 3.25%), 10/23/28	672	619,108
		$ 2,393,918
Health Care Providers & Services — 7.7%
AEA International Holdings (Lux) S.a.r.l., Term Loan, 7.438%, (3 mo. USD LIBOR + 3.75%), 9/7/28	$744	$ 727,627
Cano Health LLC, Term Loan, 7.134%, (SOFR + 4.00%), 11/23/27	643	621,785
Borrower/Description	Principal Amount (000's omitted)	Value
Health Care Providers & Services (continued)
CCRR Parent, Inc., Term Loan, 6.87%, (1 mo. USD LIBOR + 3.75%), 3/6/28	$495	$ 487,550
Ensemble RCM, LLC, Term Loan, 6.556%, (3 mo. USD LIBOR + 3.75%), 8/3/26	540	528,078
Hanger, Inc., Term Loan, 6.615%, (1 mo. USD LIBOR + 3.50%), 3/6/25	356	356,107
MDVIP, Inc., Term Loan, 6.552%, (1 mo. USD LIBOR + 3.50%), 10/16/28	597	567,896
Midwest Physician Administrative Services, LLC, Term Loan, 6.924%, (3 mo. USD LIBOR + 3.25%), 3/12/28	297	273,082
National Mentor Holdings, Inc.:
Term Loan, 7.18%, (USD LIBOR + 3.75%), 3/2/28(6)	598	431,757
Term Loan, 7.424%, (3 mo. USD LIBOR + 3.75%), 3/2/28	18	12,628
Option Care Health, Inc., Term Loan, 5.865%, (1 mo. USD LIBOR + 2.75%), 10/27/28	744	730,650
PetVet Care Centers, LLC, Term Loan, 6.615%, (1 mo. USD LIBOR + 3.50%), 2/14/25	371	346,119
Select Medical Corporation, Term Loan, 5.62%, (1 mo. USD LIBOR + 2.50%), 3/6/25	823	797,446
TTF Holdings, LLC, Term Loan, 7.125%, (1 mo. USD LIBOR + 4.00%), 3/31/28	543	529,378
WP CityMD Bidco LLC, Term Loan, 6.924%, (3 mo. USD LIBOR + 3.25%), 12/22/28	995	953,601
		$ 7,363,704
Health Care Technology — 4.1%
Bracket Intermediate Holding Corp, Term Loan, 6.543%, (3 mo. USD LIBOR + 4.25%), 9/5/25	$496	$ 470,698
Change Healthcare Holdings, LLC, Term Loan, 7.75%, (USD Prime + 1.50%), 3/1/24	568	567,278
Imprivata, Inc., Term Loan, 6.865%, (1 mo. USD LIBOR + 3.75%), 12/1/27	320	308,921
MedAssets Software Intermediate Holdings, Inc.:
Term Loan, 7.115%, (1 mo. USD LIBOR + 4.00%), 12/18/28	224	206,525
Term Loan - Second Lien, 9.865%, (1 mo. USD LIBOR + 6.75%), 12/17/29	150	129,750
Navicure, Inc., Term Loan, 7.115%, (1 mo. USD LIBOR + 4.00%), 10/22/26	957	919,644
Project Ruby Ultimate Parent Corp., Term Loan, 6.365%, (1 mo. USD LIBOR + 3.25%), 3/10/28	394	369,129
Symplr Software, Inc., Term Loan, 7.634%, (SOFR + 4.50%), 12/22/27	370	349,279
Verscend Holding Corp., Term Loan, 7.115%, (1 mo. USD LIBOR + 4.00%), 8/27/25	558	544,380
		$ 3,865,604

See Notes to Financial Statements.

Calvert
Floating-Rate Advantage Fund
September 30, 2022
Schedule of Investments — continued

Borrower/Description	Principal Amount (000's omitted)	Value
Hotels, Restaurants & Leisure — 2.6%
ClubCorp Holdings, Inc., Term Loan, 6.424%, (3 mo. USD LIBOR + 2.75%), 9/18/24	$442	$ 407,841
Dave & Buster's, Inc., Term Loan, 8.188%, (SOFR + 5.00%), 6/29/29	150	146,598
IRB Holding Corp.:
Term Loan, 5.695%, (SOFR + 3.00%), 12/15/27	320	299,853
Term Loan, 5.865%, (1 mo. USD LIBOR + 2.75%), 2/5/25	309	299,673
Playa Resorts Holding B.V., Term Loan, 5.87%, (1 mo. USD LIBOR + 2.75%), 4/29/24	773	748,263
SMG US Midco 2, Inc., Term Loan, 5.615%, (USD LIBOR + 2.50%), 1/23/25(6)	239	228,520
Travel Leaders Group, LLC, Term Loan, 7.115%, (1 mo. USD LIBOR + 4.00%), 1/25/24	386	355,029
		$ 2,485,777
Household Durables — 0.6%
Libbey Glass, Inc., Term Loan, 10.455%, (3 mo. USD LIBOR + 8.00%), 11/13/25	$153	$ 157,288
Serta Simmons Bedding, LLC:
Term Loan, 10.793%, (1 mo. USD LIBOR + 7.50%), 8/10/23	150	146,067
Term Loan - Second Lien, 10.793%, (1 mo. USD LIBOR + 7.50%), 8/10/23	496	262,207
		$ 565,562
Household Products — 1.3%
Diamond (BC) B.V., Term Loan, 5.556%, (3 mo. USD LIBOR + 2.75%), 9/29/28	$744	$ 688,175
Kronos Acquisition Holdings, Inc.:
Term Loan, 6.82%, (3 mo. USD LIBOR + 3.75%), 12/22/26	444	411,448
Term Loan, 8.94%, (SOFR + 6.00%), 12/22/26	99	94,039
		$ 1,193,662
Industrial Conglomerates — 0.3%
SPX Flow, Inc., Term Loan, 7.634%, (SOFR + 4.50%), 4/5/29	$325	$ 301,031
		$ 301,031
Insurance — 3.4%
Alliant Holdings Intermediate, LLC:
Term Loan, 6.365%, (1 mo. USD LIBOR + 3.25%), 5/9/25	$242	$ 232,079
Term Loan, 6.493%, (1 mo. USD LIBOR + 3.50%), 11/6/27	496	472,403
AmWINS Group, Inc., Term Loan, 5.365%, (1 mo. USD LIBOR + 2.25%), 2/19/28	491	470,726
AssuredPartners, Inc., Term Loan, 6.615%, (1 mo. USD LIBOR + 3.50%), 2/12/27	661	626,267
Borrower/Description	Principal Amount (000's omitted)	Value
Insurance (continued)
Hub International Limited, Term Loan, 5.766%, (3 mo. USD LIBOR + 3.00%), 4/25/25	$503	$ 484,326
NFP Corp., Term Loan, 6.365%, (1 mo. USD LIBOR + 3.25%), 2/15/27	340	319,684
Ryan Specialty Group, LLC, Term Loan, 6.134%, (SOFR + 3.00%), 9/1/27	196	190,120
USI, Inc., Term Loan, 6.424%, (3 mo. USD LIBOR + 2.75%), 5/16/24	431	420,689
		$ 3,216,294
Interactive Media & Services — 2.1%
Camelot U.S. Acquisition, LLC, Term Loan, 6.115%, (1 mo. USD LIBOR + 3.00%), 10/30/26	$765	$ 740,997
Foundational Education Group, Inc., Term Loan, 7.565%, (SOFR + 3.75%), 8/31/28	397	373,180
Getty Images, Inc., Term Loan, 7.625%, (3 mo. USD LIBOR + 4.50%), 2/19/26	422	420,142
Match Group, Inc., Term Loan, 4.692%, (3 mo. USD LIBOR + 1.75%), 2/13/27	500	480,417
		$ 2,014,736
Internet & Direct Marketing Retail — 1.8%
Adevinta ASA, Term Loan, 6.674%, (3 mo. USD LIBOR + 3.00%), 6/26/28	$1,136	$ 1,109,600
CNT Holdings I Corp., Term Loan, 6.248%, (SOFR + 3.50%), 11/8/27	542	517,674
Hoya Midco, LLC, Term Loan, 6.284%, (SOFR + 3.25%), 2/3/29	110	106,012
		$ 1,733,286
IT Services — 4.1%
Asurion, LLC:
Term Loan, 6.365%, (1 mo. USD LIBOR + 3.25%), 12/23/26	$737	$ 626,344
Term Loan, 6.365%, (1 mo. USD LIBOR + 3.25%), 7/31/27	39	33,293
Term Loan - Second Lien, 8.365%, (1 mo. USD LIBOR + 5.25%), 1/31/28	550	421,208
Cyxtera DC Holdings, Inc., Term Loan, 5.79%, (3 mo. USD LIBOR + 3.00%), 5/1/24	979	896,337
Gainwell Acquisition Corp., Term Loan, 7.674%, (3 mo. USD LIBOR + 4.00%), 10/1/27	1,133	1,083,155
Indy US Bidco, LLC, Term Loan, 6.865%, (1 mo. USD LIBOR + 3.75%), 3/5/28	74	66,737
Informatica, LLC, Term Loan, 5.875%, (1 mo. USD LIBOR + 2.75%), 10/27/28	547	531,745
Rackspace Technology Global, Inc., Term Loan, 5.617%, (3 mo. USD LIBOR + 2.75%), 2/15/28	394	282,818
		$ 3,941,637

See Notes to Financial Statements.

Calvert
Floating-Rate Advantage Fund
September 30, 2022
Schedule of Investments — continued

Borrower/Description	Principal Amount (000's omitted)	Value
Leisure Products — 0.6%
Hayward Industries, Inc., Term Loan, 5.615%, (1 mo. USD LIBOR + 2.50%), 5/30/28	$617	$ 582,728
		$ 582,728
Life Sciences Tools & Services — 1.5%
Curia Global, Inc., Term Loan, 6.556%, (3 mo. USD LIBOR + 3.75%), 8/30/26	$831	$ 771,891
Packaging Coordinators Midco, Inc., Term Loan, 7.424%, (3 mo. USD LIBOR + 3.75%), 11/30/27	666	634,538
		$ 1,406,429
Machinery — 7.3%
AI Aqua Merger Sub, Inc., Term Loan, 6.346%, (SOFR + 3.75%), 7/31/28	$499	$ 465,084
Alliance Laundry Systems, LLC, Term Loan, 5.955%, (USD LIBOR + 3.50%), 10/8/27(6)	562	539,545
American Trailer World Corp., Term Loan, 6.884%, (SOFR + 3.75%), 3/3/28	343	313,791
Apex Tool Group, LLC, Term Loan, 8.098%, (SOFR + 5.25%), 2/8/29	315	281,162
Clark Equipment Company, Term Loan, 6.153%, (SOFR + 2.50%), 4/20/29	448	438,795
Conair Holdings, LLC, Term Loan, 7.424%, (3 mo. USD LIBOR + 3.75%), 5/17/28	495	417,656
CPM Holdings, Inc., Term Loan, 6.064%, (1 mo. USD LIBOR + 3.50%), 11/17/25	609	589,901
Engineered Machinery Holdings, Inc., Term Loan, 7.424%, (3 mo. USD LIBOR + 3.75%), 5/19/28	593	571,940
EWT Holdings III Corp., Term Loan, 5.625%, (1 mo. USD LIBOR + 2.50%), 4/1/28	123	120,815
Filtration Group Corporation, Term Loan, 6.115%, (1 mo. USD LIBOR + 3.00%), 3/29/25	482	463,976
Gates Global, LLC, Term Loan, 5.615%, (1 mo. USD LIBOR + 2.50%), 3/31/27	843	812,776
Granite Holdings US Acquisition Co., Term Loan, 7.688%, (3 mo. USD LIBOR + 4.00%), 9/30/26	419	406,320
Icebox Holdco III, Inc.:
Term Loan, 3.75%, 12/22/28(9)	86	81,214
Term Loan, 7.424%, (3 mo. USD LIBOR + 3.75%), 12/22/28	412	390,573
Madison IAQ, LLC, Term Loan, 6.815%, (3 mo. USD LIBOR + 3.25%), 6/21/28	889	823,663
Titan Acquisition Limited, Term Loan, 5.877%, (6 mo. USD LIBOR + 3.00%), 3/28/25	287	258,625
		$ 6,975,836
Borrower/Description	Principal Amount (000's omitted)	Value
Media — 3.3%
Diamond Sports Group, LLC:
Term Loan, 10.696%, (SOFR + 8.00%), 5/26/26	$49	$ 47,336
Term Loan - Second Lien, 5.946%, (SOFR + 3.25%), 8/24/26	169	34,278
E.W. Scripps Company (The), Term Loan, 5.678%, (1 mo. USD LIBOR + 2.56%), 5/1/26	491	476,405
iHeartCommunications, Inc., Term Loan, 6.115%, (1 mo. USD LIBOR + 3.00%), 5/1/26	377	354,867
Magnite, Inc., Term Loan, 8.174%, (USD LIBOR + 5.00%), 4/28/28(6)	349	333,608
Outfront Media Capital, LLC, Term Loan, 4.865%, (1 mo. USD LIBOR + 1.75%), 11/18/26	75	72,188
Recorded Books, Inc., Term Loan, 7.075%, (SOFR + 4.00%), 8/29/25	500	482,708
Sinclair Television Group, Inc.:
Term Loan, 5.62%, (1 mo. USD LIBOR + 2.50%), 9/30/26	586	558,544
Term Loan, 6.12%, (1 mo. USD LIBOR + 3.00%), 4/1/28	494	466,131
Univision Communications, Inc.:
Term Loan, 5.865%, (1 mo. USD LIBOR + 2.75%), 3/15/24	67	66,219
Term Loan, 6.365%, (1 mo. USD LIBOR + 3.25%), 3/15/26	227	216,168
		$ 3,108,452
Metals/Mining — 0.4%
Dynacast International, LLC, Term Loan, 7.48%, (3 mo. USD LIBOR + 4.50%), 7/22/25	$295	$ 262,256
WireCo WorldGroup, Inc., Term Loan, 7.188%, (3 mo. USD LIBOR + 4.25%), 11/13/28	97	93,700
		$ 355,956
Pharmaceuticals — 0.6%
Elanco Animal Health Incorporated, Term Loan, 4.314%, (1 mo. USD LIBOR + 1.75%), 8/1/27	$138	$ 131,728
Horizon Therapeutics USA, Inc., Term Loan, 4.875%, (1 mo. USD LIBOR + 1.75%), 3/15/28	246	237,247
Jazz Financing Lux S.a.r.l., Term Loan, 6.615%, (1 mo. USD LIBOR + 3.50%), 5/5/28	223	215,583
		$ 584,558
Professional Services — 2.1%
Brown Group Holding, LLC, Term Loan, 5.615%, (1 mo. USD LIBOR + 2.50%), 6/7/28	$211	$ 201,198
CoreLogic, Inc., Term Loan, 6.625%, (1 mo. USD LIBOR + 3.50%), 6/2/28	468	354,623
Deerfield Dakota Holding, LLC, Term Loan, 6.784%, (SOFR + 3.75%), 4/9/27	367	348,464

See Notes to Financial Statements.

Calvert
Floating-Rate Advantage Fund
September 30, 2022
Schedule of Investments — continued

Borrower/Description	Principal Amount (000's omitted)	Value
Professional Services (continued)
Employbridge, LLC, Term Loan, 8.424%, (3 mo. USD LIBOR + 4.75%), 7/19/28	$396	$ 354,915
Rockwood Service Corporation, Term Loan, 7.365%, (1 mo. USD LIBOR + 4.25%), 1/23/27	311	303,409
Trans Union, LLC:
Term Loan, 4.865%, (1 mo. USD LIBOR + 1.75%), 11/16/26	64	61,935
Term Loan, 5.365%, (1 mo. USD LIBOR + 2.25%), 12/1/28	367	356,538
		$ 1,981,082
Real Estate Management & Development — 0.8%
Cushman & Wakefield U.S. Borrower, LLC, Term Loan, 5.865%, (1 mo. USD LIBOR + 2.75%), 8/21/25	$507	$ 486,120
RE/MAX International, Inc., Term Loan, 5.625%, (1 mo. USD LIBOR + 2.50%), 7/21/28	272	256,740
		$ 742,860
Road & Rail — 1.3%
Avis Budget Car Rental, LLC, Term Loan, 4.87%, (1 mo. USD LIBOR + 1.75%), 8/6/27	$511	$ 483,885
PODS, LLC, Term Loan, 6.115%, (1 mo. USD LIBOR + 3.00%), 3/31/28	789	749,814
		$ 1,233,699
Semiconductors & Semiconductor Equipment — 1.7%
Altar Bidco, Inc., Term Loan, 5.256%, (SOFR + 3.10%), 2/1/29(6)	$275	$ 257,511
Bright Bidco B.V.:
Term Loan, 0.00%, 6/30/24(10)	164	55,637
Term Loan, 10.903%, (SOFR + 8.00%), 2/28/23	19	19,434
MaxLinear, Inc., Term Loan, 5.365%, (1 mo. USD LIBOR + 2.25%), 6/23/28	75	74,062
MKS Instruments, Inc., Term Loan, 5.868%, (SOFR + 2.75%), 8/17/29	710	694,691
Ultra Clean Holdings, Inc., Term Loan, 6.865%, (1 mo. USD LIBOR + 3.75%), 8/27/25	482	474,167
		$ 1,575,502
Software — 25.6%
Applied Systems, Inc., Term Loan, 6.674%, (3 mo. USD LIBOR + 3.00%), 9/19/24	$1,192	$ 1,166,047
AppLovin Corporation:
Term Loan, 6.365%, (1 mo. USD LIBOR + 3.25%), 8/15/25	458	446,407
Term Loan, 6.674%, (3 mo. USD LIBOR + 3.00%), 10/25/28	323	312,380
Borrower/Description	Principal Amount (000's omitted)	Value
Software (continued)
Aptean, Inc.:
Term Loan, 7.32%, (3 mo. USD LIBOR + 4.25%), 4/23/26	$663	$ 633,226
Term Loan - Second Lien, 10.07%, (3 mo. USD LIBOR + 7.00%), 4/23/27	300	288,000
Astra Acquisition Corp.:
Term Loan, 8.365%, (1 mo. USD LIBOR + 5.25%), 10/25/28	223	187,567
Term Loan - Second Lien, 11.99%, (1 mo. USD LIBOR + 8.88%), 10/25/29	350	320,173
Banff Merger Sub, Inc., Term Loan, 6.865%, (1 mo. USD LIBOR + 3.75%), 10/2/25	647	614,826
Cast and Crew Payroll, LLC, Term Loan, 6.615%, (1 mo. USD LIBOR + 3.50%), 2/9/26	394	385,343
CDK Global, Inc., Term Loan, 6.61%, (SOFR + 4.50%), 7/6/29	400	386,062
CentralSquare Technologies, LLC, Term Loan, 7.424%, (3 mo. USD LIBOR + 3.75%), 8/29/25	444	390,257
Cloudera, Inc.:
Term Loan, 6.865%, (1 mo. USD LIBOR + 3.75%), 10/8/28	547	486,368
Term Loan - Second Lien, 9.115%, (1 mo. USD LIBOR + 6.00%), 10/8/29	150	129,000
Constant Contact, Inc., Term Loan, 6.423%, (3 mo. USD LIBOR + 4.00%), 2/10/28	446	399,896
Cornerstone OnDemand, Inc., Term Loan, 6.865%, (1 mo. USD LIBOR + 3.75%), 10/16/28	274	231,213
Delta TopCo, Inc., Term Loan, 6.832%, (3 mo. USD LIBOR + 3.75%), 12/1/27	681	618,783
E2open, LLC, Term Loan, 6.644%, (3 mo. USD LIBOR + 3.50%), 2/4/28	543	522,430
ECI Macola Max Holdings, LLC, Term Loan, 7.424%, (3 mo. USD LIBOR + 3.75%), 11/9/27	1,110	1,055,920
Epicor Software Corporation, Term Loan, 6.365%, (1 mo. USD LIBOR + 3.25%), 7/30/27	1,383	1,296,916
Finastra USA, Inc., Term Loan, 6.871%, (3 mo. USD LIBOR + 3.50%), 6/13/24	1,045	917,939
Fiserv Investment Solutions, Inc., Term Loan, 6.961%, (3 mo. USD LIBOR + 4.00%), 2/18/27	342	329,295
GoTo Group, Inc., Term Loan, 7.802%, (1 mo. USD LIBOR + 4.75%), 8/31/27	566	396,166
Greeneden U.S. Holdings II, LLC, Term Loan, 7.115%, (1 mo. USD LIBOR + 4.00%), 12/1/27	691	659,599
Hyland Software, Inc., Term Loan, 6.615%, (1 mo. USD LIBOR + 3.50%), 7/1/24	1,274	1,237,157
Imperva, Inc., Term Loan, 6.921%, (3 mo. USD LIBOR + 4.00%), 1/12/26	567	482,038
MA FinanceCo., LLC, Term Loan, 7.418%, (3 mo. USD LIBOR + 4.25%), 6/5/25	154	152,376
Magenta Buyer, LLC:
Term Loan, 7.87%, (1 mo. USD LIBOR + 4.75%), 7/27/28	968	875,757

See Notes to Financial Statements.

Calvert
Floating-Rate Advantage Fund
September 30, 2022
Schedule of Investments — continued

Borrower/Description	Principal Amount (000's omitted)	Value
Software (continued)
Magenta Buyer, LLC: (continued)
Term Loan - Second Lien, 11.37%, (1 mo. USD LIBOR + 8.25%), 7/27/29	$375	$ 344,063
Marcel LUX IV S.a.r.l., Term Loan, 6.355%, (SOFR + 3.25%), 3/15/26	465	453,592
Mitnick Corporate Purchaser, Inc., Term Loan, 7.393%, (SOFR + 4.75%), 5/2/29	100	95,333
Panther Commercial Holdings L.P., Term Loan, 7.306%, (3 mo. USD LIBOR + 4.50%), 1/7/28	790	730,922
Proofpoint, Inc., Term Loan, 6.32%, (3 mo. USD LIBOR + 3.25%), 8/31/28	943	887,599
Quest Software US Holdings, Inc., Term Loan, 6.977%, (SOFR + 4.25%), 2/1/29	700	522,083
Realpage, Inc., Term Loan, 6.115%, (1 mo. USD LIBOR + 3.00%), 4/24/28	1,039	975,506
Red Planet Borrower, LLC, Term Loan, 6.865%, (1 mo. USD LIBOR + 3.75%), 10/2/28	495	318,450
Redstone Holdco 2 L.P., Term Loan, 7.533%, (3 mo. USD LIBOR + 4.75%), 4/27/28	495	370,013
Skillsoft Corporation, Term Loan, 7.96%, (SOFR + 5.25%), 7/14/28	71	60,728
Sophia, L.P., Term Loan, 7.174%, (3 mo. USD LIBOR + 3.50%), 10/7/27	1,156	1,113,683
SurveyMonkey, Inc., Term Loan, 6.87%, (1 mo. USD LIBOR + 3.75%), 10/10/25	432	418,864
Turing Midco, LLC, Term Loan, 5.865%, (1 mo. USD LIBOR + 2.75%), 3/23/28	254	248,714
Ultimate Software Group, Inc. (The):
Term Loan, 5.535%, (3 mo. USD LIBOR + 3.25%), 5/4/26	765	725,534
Term Loan, 6.865%, (1 mo. USD LIBOR + 3.75%), 5/4/26	413	394,249
Veritas US, Inc., Term Loan, 8.674%, (3 mo. USD LIBOR + 5.00%), 9/1/25	418	333,135
Vision Solutions, Inc., Term Loan, 6.783%, (3 mo. USD LIBOR + 4.00%), 4/24/28	644	568,644
VS Buyer, LLC, Term Loan, 6.115%, (1 mo. USD LIBOR + 3.00%), 2/28/27	953	921,868
		$ 24,404,121
Specialty Retail — 2.4%
Belron Finance US LLC, Term Loan, 5.375%, (3 mo. USD LIBOR + 2.50%), 4/13/28	$123	$ 119,944
Les Schwab Tire Centers, Term Loan, 6.58%, (3 mo. USD LIBOR + 3.25%), 11/2/27	1,234	1,181,145
Mattress Firm, Inc., Term Loan, 4.183%, (3 mo. USD LIBOR + 4.25%), 9/25/28	297	261,917
Petsmart, Inc., Term Loan, 6.87%, (1 mo. USD LIBOR + 3.75%), 2/11/28	742	704,447
		$ 2,267,453
Borrower/Description	Principal Amount (000's omitted)	Value
Technology Hardware, Storage & Peripherals — 0.1%
NCR Corporation, Term Loan, 5.31%, (3 mo. USD LIBOR + 2.50%), 8/28/26	$119	$ 114,554
		$ 114,554
Trading Companies & Distributors — 3.7%
Avolon TLB Borrower 1 (US), LLC:
Term Loan, 4.764%, (1 mo. USD LIBOR + 1.75%), 1/15/25	$700	$ 684,359
Term Loan, 5.264%, (1 mo. USD LIBOR + 2.25%), 12/1/27	197	191,915
Core & Main L.P., Term Loan, 5.479%, (USD LIBOR + 2.50%), 7/27/28(6)	247	237,136
Electro Rent Corporation, Term Loan, 7.732%, (3 mo. USD LIBOR + 5.00%), 1/31/24	591	574,359
Park River Holdings, Inc., Term Loan, 5.527%, (3 mo. USD LIBOR + 3.25%), 12/28/27	595	508,918
Spin Holdco, Inc., Term Loan, 7.144%, (3 mo. USD LIBOR + 4.00%), 3/4/28	909	800,512
SRS Distribution, Inc.:
Term Loan, 6.177%, (SOFR + 3.50%), 6/2/28	100	91,851
Term Loan, 6.306%, (USD LIBOR + 3.50%), 6/2/28(6)	496	456,852
		$ 3,545,902
Wireless Telecommunication Services — 0.2%
Digicel International Finance Limited, Term Loan, 6.365%, (1 mo. USD LIBOR + 3.25%), 5/28/24	$238	$ 212,589
		$ 212,589
Total Senior Floating Rate Loans (identified cost $117,226,182)		$109,347,796

Warrants — 0.0%

Security	Shares	Value
Entertainment — 0.0%
Cineworld Group PLC, Exp. 11/23/25(1)(2)	16,341	$ 0
Total Warrants (identified cost $0)		$ 0

See Notes to Financial Statements.

Calvert
Floating-Rate Advantage Fund
September 30, 2022
Schedule of Investments — continued

Short-Term Investments — 3.8%

Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 2.80%(11)	3,622,263	$ 3,622,263
Total Short-Term Investments (identified cost $3,622,263)		$ 3,622,263
Total Investments — 127.2% (identified cost $130,331,491)		$ 121,069,661
Less Unfunded Loan Commitments — (0.1)%		$ (118,224)

Net Investments — 127.1% (identified cost $130,213,267)	$ 120,951,437
Note Payable — (31.5)%	$ (30,000,000)

Other Assets, Less Liabilities — 4.4%	$ 4,255,132
Net Assets — 100.0%	$ 95,206,569

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Non-income producing security.
(2)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.
(3)	Amount is less than 0.05%.
(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2022, the aggregate value of these securities is $6,963,520 or 7.3% of the Fund's net assets.
(5)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) or the Secured Overnight Financing Rate (“SOFR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Rates for SOFR are generally 1 or 3-month tenors and may also be subject to a credit spread adjustment. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.
(6)	The stated interest rate represents the weighted average interest rate at September 30, 2022 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.
(7)	This Senior Loan will settle after September 30, 2022, at which time the interest rate will be determined.
(8)	Fixed-rate loan.
(9)	Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. At September 30, 2022, the total value of unfunded loan commitments is $91,905. See Note 1E for description.
(10)	Issuer is in default with respect to interest and/or principal payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.
(11)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of September 30, 2022.

Abbreviations:
LIBOR	– London Interbank Offered Rate
PIK	– Payment In Kind
SOFR	– Secured Overnight Financing Rate

Currency Abbreviations:
USD	– United States Dollar

See Notes to Financial Statements.

Calvert
Floating-Rate Advantage Fund
September 30, 2022
Statement of Assets and Liabilities

September 30, 2022
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $126,591,004)	$ 117,329,174
Investments in securities of affiliated issuers, at value (identified cost $3,622,263)	3,622,263
Cash	2,606,427
Receivable for investments sold	1,400,532
Receivable for capital shares sold	151,508
Interest receivable	521,357
Dividends receivable - affiliated	7,824
Receivable from affiliate	36,231
Trustees' deferred compensation plan	2,265
Prepaid upfront fees on note payable	13,538
Prepaid expenses	7,738
Total assets	$125,698,857
Liabilities
Payable for investments purchased	$ 93,254
Payable for capital shares redeemed	138,571
Distributions payable	10,210
Payable to affiliates:
Investment advisory fee	51,914
Administrative fee	10,033
Distribution and service fees	1,638
Sub-transfer agency fee	366
Trustees' deferred compensation plan	2,265
Accrued expenses	184,037
Note payable	30,000,000
Total liabilities	$ 30,492,288
Net Assets	$ 95,206,569
Sources of Net Assets
Paid-in capital	$ 108,107,936
Accumulated loss	(12,901,367)
Net Assets	$ 95,206,569
Class A Shares
Net Assets	$ 7,809,245
Shares Outstanding	908,234
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 8.60
Maximum Offering Price Per Share (100 ÷ 96.75 of net asset value per share)	$ 8.89
Class I Shares
Net Assets	$ 55,164,160
Shares Outstanding	6,423,798
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 8.59
Class R6 Shares
Net Assets	$ 32,233,164
Shares Outstanding	3,753,990
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 8.59

On sales of $50,000 or more, the offering price of Class A shares is reduced.

See Notes to Financial Statements.

Calvert
Floating-Rate Advantage Fund
September 30, 2022
Statement of Operations

Year Ended
September 30, 2022
Investment Income
Dividend income	$ 135,076
Dividend income - affiliated issuers	25,555
Interest and other income	7,364,387
Total investment income	$ 7,525,018
Expenses
Investment advisory fee	$ 755,872
Administrative fee	150,095
Distribution and service fees:
Class A	15,050
Trustees' fees and expenses	7,120
Custodian fees	19,502
Transfer agency fees and expenses	77,750
Accounting fees	28,871
Professional fees	65,285
Registration fees	61,093
Reports to shareholders	13,236
Interest expense and fees	715,084
Miscellaneous	15,233
Total expenses	$ 1,924,191
Waiver and/or reimbursement of expenses by affiliate	$ (213,849)
Net expenses	$ 1,710,342
Net investment income	$ 5,814,676
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ (1,640,115)
Investment securities - affiliated issuers	605
Net realized loss	$ (1,639,510)
Change in unrealized appreciation (depreciation):
Investment securities	$ (10,320,435)
Investment securities - affiliated issuers	(540)
Net change in unrealized appreciation (depreciation)	$(10,320,975)
Net realized and unrealized loss	$(11,960,485)
Net decrease in net assets from operations	$ (6,145,809)

See Notes to Financial Statements.

Calvert
Floating-Rate Advantage Fund
September 30, 2022
Statements of Changes in Net Assets

	Year Ended September 30,
	2022	2021
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 5,814,676	$ 3,856,833
Net realized gain (loss)	(1,639,510)	275,618
Net change in unrealized appreciation (depreciation)	(10,320,975)	2,121,080
Net increase (decrease) in net assets from operations	$ (6,145,809)	$ 6,253,531
Distributions to shareholders:
Class A	$ (285,377)	$ (101,909)
Class I	(3,337,803)	(1,703,779)
Class R6	(2,200,776)	(2,071,713)
Total distributions to shareholders	$ (5,823,956)	$ (3,877,401)
Capital share transactions:
Class A	$ 5,087,298	$ 1,053,070
Class I	(2,512,223)	36,849,632
Class R6	(20,870,037)	12,005,772
Net increase (decrease) in net assets from capital share transactions	$ (18,294,962)	$ 49,908,474
Net increase (decrease) in net assets	$ (30,264,727)	$ 52,284,604
Net Assets
At beginning of year	$125,471,296	$ 73,186,692
At end of year	$ 95,206,569	$125,471,296

See Notes to Financial Statements.

Calvert
Floating-Rate Advantage Fund
September 30, 2022
Statement of Cash Flows

Year Ended
September 30, 2022
Cash Flows From Operating Activities
Net decrease in net assets from operations	$ (6,145,809)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Investments purchased	(57,177,287)
Investments sold and principal repayments	66,512,527
Decrease in short-term investments, net	4,210,280
Net amortization/accretion of premium (discount)	(267,308)
Amortization of prepaid upfront fees on note payable	19,124
Increase in interest receivable	(161,378)
Increase in dividends receivable - affiliated	(7,616)
Increase in receivable from affiliate	(25,907)
Increase in prepaid expenses	(2,935)
Increase in Trustees' deferred compensation plan	(541)
Decrease in other assets	1,325
Decrease in payable to affiliate for investment advisory fee	(6,255)
Decrease in payable to affiliate for administrative fee	(2,043)
Increase in payable to affiliate for distribution and services fees	936
Increase in payable to affiliate for sub-transfer agency fee	89
Increase in payable to affiliate for Trustees' deferred compensation plan	541
Increase in accrued expenses	76,751
Increase in unfunded loan commitments	3,004
Net change in unrealized (appreciation) depreciation on investments	10,320,975
Net realized loss from investments	1,639,510
Net cash provided by operating activities	$ 18,987,983
Cash Flows From Financing Activities
Cash distributions paid to shareholders	$ (242,078)
Proceeds from capital shares sold	60,547,063
Capital shares redeemed	(84,079,159)
Prepaid upfront fees on note payable	(22,500)
Proceeds from note payable	37,000,000
Repayments of note payable	(32,000,000)
Net cash used in financing activities	$(18,796,674)
Net increase in cash	$ 191,309
Cash at beginning of year	$ 2,415,118
Cash at end of year	$ 2,606,427
Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of:
Reinvestment of dividends and distributions	$ 5,597,369
Cash paid for interest and fees on borrowings	$ 648,856

See Notes to Financial Statements.

Calvert
Floating-Rate Advantage Fund
September 30, 2022
Financial Highlights

	Class A
	Year Ended September 30,				Period Ended September 30,
	2022	2021	2020	2019	2018 (1)
Net asset value — Beginning of period	$ 9.51	$ 9.23	$ 9.73	$ 9.97	$10.00
Income (Loss) From Operations
Net investment income(2)	$ 0.43	$ 0.35	$ 0.39	$ 0.47	$ 0.38
Net realized and unrealized gain (loss)	(0.93)	0.29	(0.50)	(0.24)	(0.06)
Total income (loss) from operations	$ (0.50)	$ 0.64	$ (0.11)	$ 0.23	$ 0.32
Less Distributions
From net investment income	$ (0.41)	$ (0.36)	$ (0.39)	$ (0.47)	$ (0.35)
Total distributions	$ (0.41)	$ (0.36)	$ (0.39)	$ (0.47)	$ (0.35)
Net asset value — End of period	$ 8.60	$ 9.51	$ 9.23	$ 9.73	$ 9.97
Total Return(3)	(5.37)%	6.99%	(1.05)%	2.42%	3.25% (4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,809	$3,453	$2,329	$3,286	$3,090
Ratios (as a percentage of average daily net assets):(5)
Total expenses(6)	1.95%	1.51%	1.83%	2.29%	2.48% (7)
Net expenses(6)	1.73% (8)	1.32%	1.53%	1.98%	2.13% (7)
Net investment income	4.72%	3.73%	4.20%	4.86%	3.93% (7)
Portfolio Turnover	30%	37%	32%	44%	35% (4)

(1)	For the period from the start of business, October 10, 2017, to September 30, 2018.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Includes interest expense and fees and other borrowing costs of 0.70%, 0.31%, 0.54%, 0.96% and 1.07% for the years ended September 30, 2022, 2021, 2020, 2019 and the period ended September 30, 2018, respectively.
(7)	Annualized.
(8)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended September 30, 2022).

See Notes to Financial Statements.

Calvert
Floating-Rate Advantage Fund
September 30, 2022
Financial Highlights — continued

	Class I
	Year Ended September 30,				Period Ended September 30,
	2022	2021	2020	2019	2018 (1)
Net asset value — Beginning of period	$ 9.50	$ 9.22	$ 9.73	$ 9.97	$ 10.00
Income (Loss) From Operations
Net investment income(2)	$ 0.43	$ 0.37	$ 0.40	$ 0.49	$ 0.40
Net realized and unrealized gain (loss)	(0.90)	0.29	(0.50)	(0.23)	(0.06)
Total income (loss) from operations	$ (0.47)	$ 0.66	$ (0.10)	$ 0.26	$ 0.34
Less Distributions
From net investment income	$ (0.44)	$ (0.38)	$ (0.41)	$ (0.50)	$ (0.37)
Total distributions	$ (0.44)	$ (0.38)	$ (0.41)	$ (0.50)	$ (0.37)
Net asset value — End of period	$ 8.59	$ 9.50	$ 9.22	$ 9.73	$ 9.97
Total Return(3)	(5.14)%	7.25%	(0.83)%	2.57%	3.48% (4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$55,164	$64,676	$26,958	$14,749	$26,452
Ratios (as a percentage of average daily net assets):(5)
Total expenses(6)	1.58%	1.26%	1.50%	2.02%	2.06% (7)
Net expenses(6)	1.36% (8)	1.07%	1.21%	1.70%	1.67% (7)
Net investment income	4.69%	3.94%	4.34%	5.05%	4.10% (7)
Portfolio Turnover	30%	37%	32%	44%	35% (4)

(1)	For the period from the start of business, October 10, 2017, to September 30, 2018.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Includes interest expense and fees and other borrowing costs of 0.58%, 0.31%, 0.47%, 0.93% and 0.91% for the years ended September 30, 2022, 2021, 2020, 2019 and the period ended September 30, 2018, respectively.
(7)	Annualized.
(8)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended September 30, 2022).

See Notes to Financial Statements.

Calvert
Floating-Rate Advantage Fund
September 30, 2022
Financial Highlights — continued

	Class R6
	Year Ended September 30,				Period Ended September 30,
	2022	2021	2020	2019	2018 (1)
Net asset value — Beginning of period	$ 9.50	$ 9.22	$ 9.72	$ 9.96	$ 10.00
Income (Loss) From Operations
Net investment income(2)	$ 0.42	$ 0.38	$ 0.41	$ 0.50	$ 0.37
Net realized and unrealized gain (loss)	(0.89)	0.28	(0.50)	(0.24)	(0.04)
Total income (loss) from operations	$ (0.47)	$ 0.66	$ (0.09)	$ 0.26	$ 0.33
Less Distributions
From net investment income	$ (0.44)	$ (0.38)	$ (0.41)	$ (0.50)	$ (0.37)
Total distributions	$ (0.44)	$ (0.38)	$ (0.41)	$ (0.50)	$ (0.37)
Net asset value — End of period	$ 8.59	$ 9.50	$ 9.22	$ 9.72	$ 9.96
Total Return(3)	(5.15)%	7.26%	(0.83)%	2.67%	3.35% (4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$32,233	$57,343	$43,899	$32,011	$52,592
Ratios (as a percentage of average daily net assets):(5)
Total expenses(6)	1.43%	1.19%	1.44%	1.99%	1.74% (7)
Net expenses(6)	1.32% (8)	1.08%	1.23%	1.72%	1.44% (7)
Net investment income	4.59%	3.99%	4.40%	5.08%	3.81% (7)
Portfolio Turnover	30%	37%	32%	44%	35% (4)

(1)	For the period from the start of business, October 10, 2017, to September 30, 2018.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Includes interest expense and fees and other borrowing costs of 0.54%, 0.32%, 0.49%, 0.95% and 0.69% for the years ended September 30, 2022, 2021, 2020, 2019 and the period ended September 30, 2018, respectively.
(7)	Annualized.
(8)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended September 30, 2022).

See Notes to Financial Statements.

Calvert
Floating-Rate Advantage Fund
September 30, 2022
Notes to Financial Statements

1  Significant Accounting Policies
Calvert Floating-Rate Advantage Fund (the Fund) is a diversified series of Calvert Management Series (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to provide a high level of current income. The Fund invests primarily in senior floating-rate loans of domestic and foreign borrowers.
The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.75% (0.80% prior to April 29, 2022) may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class I and Class R6 shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Debt Securities. Debt securities are generally valued based on valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued based on valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Senior Floating-Rate Loans. Interests in senior floating-rate loans for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service, and are categorized as Level 2 in the hierarchy.
Other Securities. Exchange-traded funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day and are categorized as Level 1 in the hierarchy.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, which became effective September 8, 2022, the Board has designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or

Calvert
Floating-Rate Advantage Fund
September 30, 2022
Notes to Financial Statements — continued

of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund's holdings as of September 30, 2022, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks	$ 10,945	$ 83,207	$ —	$ 94,152
Corporate Bonds	—	6,963,520	—	6,963,520
Exchange-Traded Funds	929,792	—	—	929,792
Preferred Stocks	—	112,138	—	112,138
Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	—	109,229,572	—	109,229,572
Warrants	—	0	—	0
Short-Term Investments	3,622,263	—	—	3,622,263
Total Investments	$4,563,000	$116,388,437	$ —	$120,951,437
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Non-cash dividends are recorded at the fair value of the securities received. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. The Fund may earn certain fees in connection with its investments in senior floating-rate loans. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees, which are recorded to income as earned.
C  Share Class Accounting— Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Expenses arising in connection with a specific class are charged directly to that class. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer agency fees and expenses on the Statement of Operations, are not allocated to Class R6 shares.
D  Senior Floating Rate Loans— The Fund may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of such payments by the lender from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is issuing the participation interest.
E  Unfunded Loan Commitments— The Fund may enter into certain loan agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. The commitments, if any, are disclosed in the accompanying Schedule of Investments.
F  Restricted Securities— The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities (excluding Rule 144A securities) is included at the end of the Schedule of Investments.
G  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund declares income distributions daily to shareholders of record at the time of declaration and generally pays them monthly. The Fund makes distributions of net realized capital gains, if any, at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Calvert
Floating-Rate Advantage Fund
September 30, 2022
Notes to Financial Statements — continued

H  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
I   Indemnifications— Under the Trust’s organizational document, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and provides that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders or former shareholders. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
J  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
K  When-Issued Securities and Delayed Delivery Transactions— The Fund may purchase securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract.
2  Related Party Transactions
The investment advisory fee is earned by Calvert Research and Management (CRM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment advisory fee is computed at an annual rate as a percentage of the Fund’s average daily gross assets as follows and is payable monthly:
Average Daily Gross Assets	Annual Fee Rate
Up to and including $1 billion	0.480%
In excess of $1 billion	0.430%
Gross assets of the Fund are calculated by deducting all liabilities of the Fund except the principal amount of any indebtedness for money borrowed by the Fund. For the year ended September 30, 2022, the investment advisory fee amounted to $755,872 or 0.60% of the Fund’s average daily net assets.
Effective April 26, 2022, the Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment advisory fee paid by the Fund is reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended September 30, 2022, the investment advisory fee paid was reduced by $2,004 relating to the Fund’s investment in the Liquidity Fund. Prior to April 26, 2022, the Fund may have invested its cash in Calvert Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by CRM. CRM did not receive a fee for advisory services provided to Cash Reserves Fund.
CRM has agreed to reimburse certain of the Fund’s operating expenses (excluding investment advisory, administrative and distribution and service fees) in excess of 0.06% annually for each of Class A, Class I and Class R6 of such class's average daily net assets. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses. The expense reimbursement agreement with CRM may be changed or terminated after January 31, 2023. For the year ended September 30, 2022, CRM waived or reimbursed expenses of $211,845.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class I and Class R6 and is payable monthly. For the year ended September 30, 2022, CRM was paid administrative fees of $150,095.

Calvert
Floating-Rate Advantage Fund
September 30, 2022
Notes to Financial Statements — continued

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2022 amounted to $15,050 for Class A shares.
The Fund was informed that EVD received $4,922 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2022. The Fund was also informed that EVD received no contingent deferred sales charges paid by Class A shareholders for the same period.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2022, sub-transfer agency fees and expenses incurred to EVM amounted to $2,100 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Trustee of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $214,000 ($154,000 prior to January 1, 2022), plus an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee. The Board chair receives an additional $30,000 annual fee, Committee chairs receive an additional $6,000 annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Trustees may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Trustees. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Trustees’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Trustees of the Fund who are employees of CRM or its affiliates are paid by CRM.
3  Investment Activity
During the year ended September 30, 2022, the cost of purchases and proceeds from sales of investments, other than short-term securities and including paydowns and principal repayments on senior floating rate loans, were $45,450,523 and $67,868,760, respectively.
4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended September 30, 2022 and September 30, 2021 was as follows:
	Year Ended September 30,
	2022	2021
Ordinary income	$5,823,956	$3,877,401
As of September 30, 2022, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 4,334
Deferred capital losses	(3,627,554)
Net unrealized depreciation	(9,267,937)
Distributions payable	(10,210)
Accumulated loss	$(12,901,367)
At September 30, 2022, the Fund, for federal income tax purposes, had deferred capital losses of $3,627,554 which would reduce the Fund's taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund's next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2022, $1,185,032 are short-term and $2,442,522 are long-term.
The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2022, as determined on a federal income tax basis, were as follows:

Calvert
Floating-Rate Advantage Fund
September 30, 2022
Notes to Financial Statements — continued

Aggregate cost	$130,219,374
Gross unrealized appreciation	$ 364,376
Gross unrealized depreciation	(9,632,313)
Net unrealized depreciation	$ (9,267,937)
5  Credit Agreement
The Fund has entered into a committed, senior secured 364-day revolving line of credit, as amended (the Agreement) with a bank to borrow up to a limit of $60 million ($45 million prior to April 5, 2022). Borrowings under the Agreement are secured by the assets of the Fund. The Fund is required to maintain a certain borrowing base while borrowings are outstanding. Borrowings may be made for general business purposes, including the purchase of investment securities and temporary or emergency purposes.
Effective March 15, 2022, interest on advances under the Agreement is calculated at a rate per annum equal to the Fund's option of (a) Term SOFR (subject to a 0% floor) plus a Term SOFR adjustment of 0.10% plus a 0.85% margin (the “SOFR Rate”) and (b) Federal Funds Effective Rate plus 0.85% (which cannot be lower than the SOFR Rate). Term SOFR is defined as the secured overnight financing rate as administered by the Federal Reserve Bank of New York for a 1-month tenor. Under the terms of the Agreement, the Fund pays a facility fee of 0.15% per annum on the commitment amount.
In connection with the renewal of the Agreement on March 15, 2022, the Fund paid upfront fees of $22,500, which are being amortized to interest expense through March 14, 2023. The unamortized balance at September 30, 2022 is approximately $14,000 and is included in “prepaid upfront fees on note payable” on the Statement of Assets and Liabilities. At September 30, 2022, the Fund had borrowings outstanding under the Agreement of $30,000,000 at an annual interest rate of 4.01%. Based on the short-term nature of the borrowings under the Agreement and the variable interest rate, the carrying amount of the borrowings at September 30, 2022 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2022. For the year ended September 30, 2022, the average borrowings under the Agreement and the average annual interest rate (excluding fees) were $32,438,356 and 1.72%, respectively.
6  Affiliated Funds
At September 30, 2022, the value of the Fund’s investment in affiliated funds was $3,622,263, which represents 3.8% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended September 30, 2022 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units/Shares, end of period
Short-Term Investments
Cash Reserves Fund	$7,832,478	$74,828,348	$(82,660,891)	$ 605	$ (540)	$ —	$ 3,488	—
Liquidity Fund	—	46,523,022	(42,900,759)	—	—	3,622,263	22,067	3,622,263
Total				$ 605	$(540)	$3,622,263	$25,555
7  Capital Shares
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes.

Calvert
Floating-Rate Advantage Fund
September 30, 2022
Notes to Financial Statements — continued

Transactions in capital shares for the years ended September 30, 2022 and September 30, 2021 were as follows:
	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
Class A
Shares sold	608,355	$ 5,661,318	187,011	$ 1,776,919
Reinvestment of distributions	30,301	272,944	9,454	89,480
Shares redeemed	(93,351)	(846,964)	(85,849)	(813,329)
Net increase	545,305	$ 5,087,298	110,616	$ 1,053,070
Class I
Shares sold	4,863,975	$ 45,267,890	4,763,844	$ 45,161,971
Reinvestment of distributions	360,202	3,279,314	175,004	1,655,984
Shares redeemed	(5,605,783)	(51,059,427)	(1,056,314)	(9,968,323)
Net increase (decrease)	(381,606)	$ (2,512,223)	3,882,534	$36,849,632
Class R6
Shares sold	994,285	$ 9,309,545	1,346,862	$ 12,675,164
Reinvestment of distributions	223,961	2,045,111	196,701	1,858,839
Shares redeemed	(3,499,373)	(32,224,693)	(269,229)	(2,528,231)
Net increase (decrease)	(2,281,127)	$(20,870,037)	1,274,334	$12,005,772
8  Risks and Uncertainties
Credit Risk
The Fund invests primarily in below investment grade senior floating rate loans, which have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan's value.
LIBOR Transition Risk
Certain instruments held by the Fund may pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing certain LIBOR settings on December 31, 2021, and is expected to cease publishing the remaining LIBOR settings on June 30, 2023. Although the transition process away from LIBOR has become increasingly well-defined, the impact on certain debt securities, derivatives and other financial instruments that utilize LIBOR remains uncertain. The phase-out of LIBOR may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments.
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.

Calvert
Floating-Rate Advantage Fund
September 30, 2022
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Calvert Management Series and Shareholders of Calvert Floating-Rate Advantage Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert Floating-Rate Advantage Fund (the "Fund") (one of the funds constituting Calvert Management Series), including the schedule of investments, as of September 30, 2022, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, and the results of its operations and its cash flows for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the years ended September 30, 2020 and September 30, 2019 and for the period ended September 30, 2018, were audited by other auditors whose report, dated November 20, 2020, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 22, 2022
We have served as the auditor of one or more Calvert investment companies since 2021.

Calvert
Floating-Rate Advantage Fund
September 30, 2022
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2023 will show the tax status of all distributions paid to your account in calendar year 2022. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

Calvert
Floating-Rate Advantage Fund
September 30, 2022
Board of Trustees' Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of directors, including by a vote of a majority of the directors who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a video conference meeting of the Boards of Trustees/Directors (each a “Board”) of the registered investment companies advised by Calvert Research and Management (“CRM” or the “Adviser”) (the “Calvert Funds”) held on June 14, 2022, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and investment sub-advisory agreements for the Calvert Funds for an additional one-year period. The meeting was held by video conference due to circumstances related to current or potential effects of COVID-19 pursuant to temporary exemptive relief issued by the Securities and Exchange Commission.
In evaluating the investment advisory and investment sub-advisory agreements for the Calvert Funds, the Board considered a variety of information relating to the Calvert Funds and various service providers, including the Adviser. The Independent Trustees reviewed a report prepared by the Adviser regarding various services provided to the Calvert Funds by the Adviser and its affiliates. Such report included, among other data, information regarding the Adviser’s personnel and the Adviser’s revenue and cost of providing services to the Calvert Funds, and a separate report prepared by an independent data provider, which compared each fund’s investment performance, fees and expenses to those of comparable funds as identified by such independent data provider (“comparable funds”).
The Independent Trustees were separately represented by independent legal counsel with respect to their consideration of the continuation of the investment advisory and investment sub-advisory agreements for the Calvert Funds. Prior to voting, the Independent Trustees reviewed the proposed continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements with management and also met in private sessions with their counsel at which time no representatives of management were present.
The information that the Board considered included, among other things, the following (for funds that invest through one or more affiliated underlying fund(s), references to “each fund” in this section may include information that was considered at the underlying fund-level):
Information about Fees, Performance and Expenses
•	A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;
•	A report from an independent data provider comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to benchmark indices;
•	For each fund, comparative information concerning the fees charged and the services provided by the Adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for the Adviser with respect to each fund;
Information about Portfolio Management and Trading
•	Descriptions of the investment management services provided to each fund, including investment strategies and processes it employs;
•	Information about the Adviser’s policies and practices with respect to trading, including the Adviser’s processes for monitoring best execution of portfolio transactions;
•	Information about the allocation of brokerage transactions and the benefits received by the Adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
Information about the Adviser
•	Reports detailing the financial results and condition of CRM;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;
•	A description of CRM’s procedures for overseeing sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Calvert
Floating-Rate Advantage Fund
September 30, 2022
Board of Trustees' Contract Approval — continued

Other Relevant Information
•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by CRM and its affiliates; and
•	The terms of each investment advisory agreement.
Over the course of the year, the Board and its committees held regular quarterly meetings. During these meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of the Adviser relating to each fund, and considered various investment and trading strategies used in pursuing each fund’s investment objective(s), such as the use of derivative instruments, as well as risk management techniques. The Board and its committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, corporate governance and other issues with respect to the funds, and received and participated in reports and presentations provided by CRM and its affiliates with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular video conferences in between meetings to discuss, among other topics, matters relating to the continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements.
For funds that invest through one or more affiliated underlying funds, the Board considered similar information about the underlying fund(s) when considering the approval of investment advisory agreements. In addition, in cases where the Adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any investment sub-advisory agreement.
The Independent Trustees were assisted throughout the contract review process by their independent legal counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and investment sub-advisory agreement and the weight to be given to each such factor. The Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board, including the Independent Trustees, concluded that the continuation of the investment advisory agreement of Calvert Floating-Rate Advantage Fund (the “Fund”), including the fee payable under the agreement, is in the best interests of the Fund’s shareholders. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve the continuation of the investment advisory agreement of the Fund.
Nature, Extent and Quality of Services
In considering the nature, extent and quality of the services provided by the Adviser under the investment advisory agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel, including, among other information, biographical information on the Adviser’s investment personnel and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Adviser as well as the Board’s familiarity with management through Board meetings, discussions and other reports. The Board considered the Adviser’s management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Adviser’s compliance with applicable policies and procedures, including those related to personal investing. The Board took into account, among other items, periodic reports received from the Adviser over the past year concerning the Adviser’s ongoing review and enhancement of certain processes, policies and procedures of the Calvert Funds and the Adviser. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Adviser under the investment advisory agreement.
Fund Performance
In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board compared the Fund’s investment performance to that of the Fund’s peer universe and its benchmark index. The Board’s review included comparative performance data for the one- and three-year periods ended December 31, 2021. This performance data indicated that the Fund had underperformed the median of its peer universe and benchmark index for the one- and three-year periods ended December 31, 2021. Based upon its review, the Board concluded that the Fund’s performance was satisfactory relative to the performance of its peer universe and its benchmark index.
Management Fees and Expenses
In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with those of comparable funds in its expense group. Among other findings, the data indicated that the Fund’s advisory and administrative fees (after taking into account waivers and/or reimbursements) (referred to collectively as “management fees”) were above the median of the Fund’s expense group and the Fund’s total expenses (net of waivers and/or reimbursements) were below the median of the Fund’s expense group. The Board took into account the Adviser’s current undertaking to maintain expense limitations for the Fund and that the Adviser was waiving and/or reimbursing a portion of the Fund’s expenses. Based upon its review, the Board concluded that the management fees were reasonable in view of the nature, extent and quality of services provided by the Adviser.

Calvert
Floating-Rate Advantage Fund
September 30, 2022
Board of Trustees' Contract Approval — continued

Profitability and Other “Fall-Out” Benefits
The Board reviewed the Adviser’s profitability in regard to the Fund and the Calvert Funds in the aggregate. In reviewing the overall profitability of the Fund to the Adviser, the Board also considered the fact that the Adviser and its affiliates provided sub-transfer agency support, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included the profitability of the Fund to the Adviser and its affiliates without regard to any marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered that the Adviser and its affiliates derived benefits to their reputation and other indirect benefits from their relationships with the Fund. Based upon its review, the Board concluded that the Adviser’s and its affiliates’ level of profitability from their relationships with the Fund was reasonable.
Economies of Scale
The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board also took into account the breakpoint in the advisory fee schedule for the Fund that would reduce the advisory fee rate on assets above a specific asset level. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

Calvert
Floating-Rate Advantage Fund
September 30, 2022
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 14, 2022, the Committee provided a written report to the Fund’s Board of Trustees/ Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2021 through December 31, 2021 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Calvert
Floating-Rate Advantage Fund
September 30, 2022
Management and Organization

Fund Management. The Trustees of Calvert Management Series (the Trust) are responsible for the overall management and supervision of the affairs of the Trust. The Board members and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund's current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Board member and the Chief Compliance Officer is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009 and the business address of the Secretary, Vice President and Chief Legal Officer and the Treasurer is Two International Place, Boston, Massachusetts 02110. As used below, “CRM” refers to Calvert Research and Management and “Eaton Vance” refers to Eaton Vance Management. Each Trustee oversees 42 funds in the Calvert fund complex. Effective March 1, 2021, each of Eaton Vance and CRM are indirect wholly-owned subsidiaries of Morgan Stanley. Each officer affiliated with CRM may hold a position with other CRM affiliates that is comparable to his or her position with CRM listed below.
Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
John H. Streur(1) 1960	Trustee and President	Since 2015	President and Chief Executive Officer of CRM (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc.
(January 2015 - December 2016); Chief Executive Officer of Calvert
Investment Distributors, Inc. (August 2015 - December 2016); Chief
Compliance Officer of Calvert Investment Management, Inc. (August 2015 -
April 2016); President and Director, Portfolio 21 Investments, Inc.
(through October 2014); President, Chief Executive Officer and
Director, Managers Investment Group LLC (through January 2012);
President and Director, The Managers Funds and Managers AMG
Funds (through January 2012).
Other Directorships. Portfolio 21 Investments, Inc. (asset management)
(through October 2014); Managers Investment Group LLC (asset management)
(through January 2012); The Managers Funds (asset management)
(through January 2012); Managers AMG Funds (asset management)
(through January 2012); Calvert Impact Capital, Inc.
Noninterested Trustees
Richard L. Baird, Jr. 1948	Trustee	Since 1980	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
Other Directorships. None.
Alice Gresham Bullock 1950	Chair and Trustee	Since 2016	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
Other Directorships. None.
Cari M. Dominguez 1949	Trustee	Since 2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships. ManpowerGroup Inc. (workforce solutions company);
Triple S Management Corporation (managed care); National Association of Corporate Directors.
John G. Guffey, Jr. 1948	Trustee	Since 1982	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Trustee	Since 2016	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram) (November 1999 - September 2014).
Other Directorships. Bridgeway Funds (9) (asset management).
Joy V. Jones 1950	Trustee	Since 2016	Attorney. Other Directorships. Palm Management Corporation.

Calvert
Floating-Rate Advantage Fund
September 30, 2022
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Anthony A. Williams 1951	Trustee	Since 2010	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships. Freddie Mac; Evoq Properties/Meruelo Maddux
Properties, Inc. (real estate management); Weston Solutions, Inc.
(environmental services); Bipartisan Policy Center’s Debt Reduction Task Force;
Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development); Old Dominion National Bank.

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Hope L. Brown 1973	Chief Compliance Officer	Since 2014	Chief Compliance Officer of 42 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh 1971	Secretary, Vice President and Chief Legal Officer	Since 2021	Vice President of CRM and officer of 42 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 136 registered investment companies advised or administered by Eaton Vance.
James F. Kirchner 1967	Treasurer	Since 2016	Vice President of CRM and officer of 42 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 136 registered investment companies advised or administered by Eaton Vance.

(1) Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

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Investment Adviser and Administrator
Calvert Research and Management
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
29940     9.30.22

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-368-2745. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that Miles D. Harper III, an “independent” Trustee serving on the registrant’s audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services

(a)–(d)

The various Series comprising the Trust have differing fiscal year ends (September 30 and December 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by its principal accountant for the last two fiscal years of each Series.

Fiscal Years Ended	12/31/20	%*	9/30/21	%*	12/31/21	%*	9/30/22	%*
Audit Fees	$53,300	0%	$33,000	0%	$53,000	0%	$33,000	0%
Audit-Related Fees(1)	$0	0%	$0	0%	$0	0%	$0	0%
Tax Fees(2)	$9,900	0%	$4,950	0%	$9,900	0%	$0	0%
All Other Fees(3)	$0	0%	$0	0%	$0	0%	$0	0%

Total	$63,200	0%	$37,950	0%	$62,900	0%	$33,000	0%

*	Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimus waiver of Committee’s requirement to pre-approve).

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e) The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment adviser in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of each Series.

Fiscal Year ended 12/31/20		Fiscal Year ended 9/30/21		Fiscal Year ended 12/31/21		Fiscal Year ended 9/30/22
$	%*	$	%*	$	%*	$	%*
$ 9,900	0%	$ 4,950	0%	$ 9,900	0%	$ 0	0%

*	Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimus waiver of Committee’s requirement to pre-approve).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 Act, as amended (the “1940 Act”) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (“Exchange Act”), as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification..

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT MANAGEMENT SERIES

By:	/s/ John H. Streur
John H. Streur
President

Date:	November 22, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	November 22, 2022

By:	/s/ John H. Streur
John H. Streur
President

Date:	November 22, 2022